                                                                    Exhibit 10.4

                       MCKINNEY FLOUR MILL LEASE AGREEMENT

                                    ARTICLE I

                    DEFINITIONS AND CERTAIN BASIC PROVISIONS

This lease is entered into as of the 1st day of MAY, 2013 by and between the
Landlord and the Tenant hereinafter named. All terms and provisions of this
Lease Agreement take effect as of this date.

1.1 The following list sets out certain defined terms and certain financial and other information pertaining to this lease:

(a) "Landlord":  McKinney Flour Mill

(b) Landlord's Address: Rental Payments shall be made to 407 E. Louisiana St,
McKinney, TX 75069, or Can be left at the Flour Mill postal room in the Flour
Mill drop box

(c)"Tenant: Michael Shores

(d) Tenant's trade name: Guar Global

(e) Tenant Guarantor (if applicable, attach Guaranty as an exhibit) ____________

(f) "Agent": __ None _________________________________

(g) "Cooperating Agent": _________________None______________________________

(h) "Demised Premises": An Office space unit in the Flour Mill containing approximately 1,000 square feet in area, being known as 407 E Louisiana Suite,
McKinney, TX 75069 being described.

(i) "Rent Commencement Date": the earlier of (i) the date upon which Tenant opens for business at the Demised Premises, or (ii) which ever of the following alternatives may be appropriate (place an "X" or mark other designating a choice in the appropriate box):

[ ] _____ days after the execution of this lease

[ ] immediately

(j) Lease Terms: Commencing on August 1st, 2013, the Commencement Date and
continuing for (2) years and 0 months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, the lease term shall be extended for said number of years and months in addition to the remainder of the calendar month in which the Commencement Date occurs.
RENTAL RATE: $15 PER SQUARE FOOT.
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(k) Minimum Guaranteed Rental: rent, electric, internet wifi.

(l) Security Deposit: Equals to one month's rent and due at beginning of lease term. The Security Deposit shall be held by Landlord without interest as security for the performance by Tenant of Tenants Covenant and obligations under this Lease. The Security Deposit is not an advance payment of rental or the full measure of liquidated damages in case of default by Tenant. Upon the occurrence of any event of default, Landlord may from time to time without prejudice to any other remedy provided herein or provided by law, use the Security Deposit to the extent necessary to make good any arrears of rent and any other damage, injury, expense or liability caused to Landlord by such event of default. Following any such applications of the Security Deposit, Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default, hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon expiration or termination of this Lease.

(m) Permitted Use: Office

                                   ARTICLE II

                                 GRANTING CLAUSE

2.1 Landlord leases the Demised Premises to Tenant upon the terms and conditions set forth in this lease.

                                   ARTICLE III

                              DELIVERY OF PREMISES

3.1 Except to the extent modified by Landlord's expressed assumption of construction obligations, if any, in an exhibit attached to this lease, the
Demised Premises is being leased "AS IS," with Tenant accepting all defects, if any; and Landlord makes no warranty (other than as to Landlord's ownership of the Demised Premises) of any kind, express or implied, with respect to the
Demised Premises, as to the habitability, fitness or suitability of the Demised
Premises for a particular purpose. This section 3.1 is subject to any contrary requirements under applicable law; however, in this regard Tenant acknowledges that it has been given the opportunity to inspect the Demised Premises and to have qualified experts inspect the Demised Premises prior to the execution of this lease. This lease is subject to restrictive covenants, easements, and encumbrances of public record.

                                   ARTICLE IV

                                      RENT

4.1 The minimum guaranteed rental shall be subject to an annual increase over the "Base Rental" effective beginning of each Lease Period.

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(a) The term "Lease Period" shall mean any period of one year commencing on the
Commencement Date of this lease or any anniversary of such date.

4.2 Rental shall accrue from the Rent Commencement Date and shall be payable to
Landlord at Landlord's address in Section 1.1 (b).

4.3 Tenant shall pay to Landlord minimum guaranteed rental in monthly installments in the amounts specified in Section 1.1 (m) of this lease. The first such monthly installment shall be due and payable on or before the
Commencement Date and subsequent installments shall be due and payable on or before the first day of each succeeding calendar month during the Lease Term;
provided that if the Commencement Date is a date other than the first day of a calendar month, there shall be due and payable on or before such date as minimum guaranteed rental for the balance of such calendar month a sum equal to that portion of the rent specified for the first full calendar month as herein provided, which the number of days from the Commencement Date to the end of the calendar month during which the Commencement Date shall fall bears to the total number of days in such month.

4.4 It is understood that the minimum guaranteed rental is payable on or before the first day of each calendar month (in accordance with Section 4.2 above), without offset or deduction of any nature unless Landlord is in default. In the event any rental is not received within six (6) calendar days after its due date for any reason whatsoever, or if any rental payment is by check which is returned for insufficient funds, then in addition to the past due amount Tenant shall pay to Landlord one of the following (the choice to be the sole option of the Landlord unless one of the choices is improper under applicable law, in which event the other alternative will automatically be deemed to have been selected): (a) a late charge in the amount equal to ten percent (10%) of the rental then due, in order to compensate Landlord for its administrative and other overhead expenses; or (b) interest on the rental then due at the maximum contractual rate which could legally be charged in the event of a loan of such rental to Tenant, such interest to accrue continuously on any unpaid balance due to Landlord by Tenant during the period commencing with the rental due date and terminating with the date on which Tenant makes full payment of all amounts owing to Landlord at the time of said payment. Any such late charge or interest payment shall be payable as additional rental under this lease and shall be payable within five (5) calendar days following receipt by Tenant of written notice from Landlord.

4.5 If Tenant fails in three (3) consecutive months to make rental payments within six (6) calendar days after due, in order to reduce its administrative costs, Landlord may require, by giving written notice to Tenant (and in addition to any late charge or interest accruing pursuant to Section 4.4 above, as well as other rights and remedies accruing pursuant to any other provision of this lease or at law), that minimum guaranteed rentals are to be paid quarterly in advance instead of monthly and that all future rental payments are to be made on or before the due date by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute a payment of rental as provided in this lease. Any acceptance of a monthly rental payment or of a personal or corporate check thereafter by Landlord shall not be construed as a subsequent waiver of said rights.

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                                    ARTICLE V

                        TAXES, OTHER REAL ESTATE CHARGES

5.1 Landlord agrees to pay all real property taxes levied against the Center;
provided that if during the second full real estate tax year or during any subsequent real estate tax year of the Lease Term or any renewal or extension of the Lease Term, the real estate taxes, assessments, and governmental charges levied against the Center for such tax year shall exceed the general real estate taxes, assessments and governmental charges levied against the Center for the first full real estate tax year during the Lease Term, Tenant shall pay to the
Landlord, as Additional Rent, upon demand, a proportionate share of such increase, computed on the ratio that the total floor area of the Leased Premises bears to the total floor area of all buildings within the Center. The payment to be made by Tenant for the tax year in which this Lease expires or terminates shall bear the same ratio to the payment which would be required to be made for the full tax year as the number of months of such tax year which elapsed prior to expiration or termination of this Lease bears to a full tax year.

                                   ARTICLE VI

                                   COMMON AREA

6.1 The term "Common Area" is defined for all purposes of this lease as that part of the Flour Mill intended for the common use of all tenants, including among other facilities (as such may be applicable to the Flour Mill), parking area, private streets and alleys, landscaping, curbs, loading area, sidewalks,
(enclosed or otherwise), lighting facilities, drinking fountains, meeting rooms and public toilets but excluding (i) space in buildings (now or hereafter existing) designated for rental for commercial purposes, as the same may exist from time to time, (ii) streets and alleys maintained by a public authority,
(iii) areas within the Flour Mill Complex which may from time to time not be owned by Landlord (unless subject to a cross-access agreement benefiting the area which includes the Demised Premises), and (iv) areas leased to a single-purpose user (such as a bank or a fast-food restaurant) where access is restricted. In addition, although the roof(s) of the building(s) in the Flour
Mill are not literally part of the Common Area, they will be deemed to be so included for purposes of (i) Landlord's ability to prescribe rules and regulations regarding same and (ii) their inclusion for purposes of common area maintenance reimbursements. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, as well as the dimensions, identities, locations and types of any buildings, signs or other improvements in the Flour Mill. For example, and without limiting the generality of the immediately preceding sentence, Landlord may from time to time substitute for any parking area other areas adjacent to the tenants of the Flour Mill, which areas may be elevated, surface or underground.

6.2 Tenant, and its employees and customers, and when duly authorized pursuant to the provisions of this lease, its subtenants, licensees and concessionaires, shall have the nonexclusive right to use the Common Area (excluding roofs of buildings in the Flour Mill) as constituted from time to time, such use to be in common with Landlord, other tenants in the Flour Mill and other persons permitted by the Landlord to use the same, and subject to such reasonable rules and regulations governing use as Landlord from time to time prescribe. For

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example, and without limiting the generality of Landlord's ability to establish rules and regulations governing all aspects of the Common Area, Tenant agrees as follows:

(a) Landlord may from time to time designate specific areas within the Flour
Mill or adjacent thereto in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires shall be parked.

(b) Tenant shall not take any action, which would reasonably interfere with the rights of other persons to use the Common Area.

(c) Five (5) days after receipt of written notice by Tenant from Landlord,
Landlord may temporarily close any part of the Common Area for such reasonable periods of time as may be necessary to make repairs or alterations or to prevent the public from obtaining prescriptive rights.

  (d) With regard to the roof(s) of the building(s) in the Flour Mill, use of the roof(s) is reserved to Landlord or, with regard to any tenant demonstrating to Landlord's satisfaction a need to use same, to such tenant after receiving prior written consent from Landlord.

6.3 Landlord shall be responsible for the operation, management and maintenance of the Common Area, the manner of maintenance and the expenditures therefore to be in the sole discretion of Landlord, but to be generally in keeping with similar office complexes within the same geographical area as the Flour Mill.

6.4 In addition to the rentals and other charges prescribed in this lease,
Tenant shall pay to Landlord for cost of operation and maintenance of the Common
Area, beginning on the Commencement Date, which may be incurred by Landlord in its discretion, including, among other costs, those for lighting, painting, cleaning, policing, inspecting, repairing, replacing, heating and cooling; a reasonable allowance for Landlord's overhead costs and the cost of any insurance for which Landlord is not reimbursed, but specifically excluding all expenses paid or reimbursed pursuant to Article V. In addition, although the roof(s) of the building(s) at the Flour Mill are not literally part of the Common Area,
Landlord and Tenant agree that roof maintenance and repair shall be included as a Common Area Maintenance Item to the extent not specifically allocated to
Tenant under this Lease nor to another tenant pursuant to its lease.

                                  ARTICLE VIII

                        USE AND CARE OF DEMISED PREMISES

8.1 The Demised Premises may be used only for the purpose or purposes specified in Section 1.1(o)

8.2 Tenant shall not without Landlord's prior written consent, keep anything within the Demised Premises or use the Demised Premises for any purpose which creates a risk of toxic or otherwise hazardous substances or which increases the insurance premium cost or invalidates any insurance policy carried on the
Demised Premises or other parts of the Flour Mill. All property kept, stored or maintained within the Demised Premises by Tenant shall be at Tenant's sole risk.

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8.5 Tenant shall not permit any objectionable noises or odors to emanate from the Demised Premises; nor take any other action which would constitute a nuisance or would disturb or endanger other tenants of the Flour Mill or unreasonably interfere with their use of their respective premises; nor permit unlawful or immoral practice to be carried on or committed on the Demised
Premises; nor do anything which would tend to injure the reputation of the Flour
Mill.

8.6 Tenant shall take good care of the Demised Premises and keep the same free from waste at all times. Tenant shall not overload the floors in the Demised
Premises, nor deface or injure the Demised Premises. Tenant shall keep the
Demised Premises and sidewalks, service ways and loading areas adjacent to the premises reasonably neat, clean and free from dirt, rubbish, ice or snow at all reasonable times. Tenant shall store all trash and garbage within the Demised
Premises, or in a trash dumpster or similar container approved by Landlord as to type, location and screening, and Tenant shall arrange for the regular pickup of such trash and garbage at Tenant's expense (unless Landlord finds it necessary to furnish such a service, in which event Tenant shall be charged an equitable portion of the total charges to all tenants using the service). Receiving and delivery of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Landlord. Tenant shall not operate an incinerator or burn trash or garbage within the Flour Mill.

8.8 Tenant shall procure at its sole expense any permits and licenses required for the transaction of business in the Demised Premises and otherwise comply with all applicable laws, ordinances and governmental regulations.

                                   ARTICLE IX

                   MAINTENANCE AND REPAIR OF DEMISED PREMISES

9.1 Landlord shall keep the foundation and the exterior walls (except roof, plate glass windows, doors, door closure devices and other exterior openings;
window and door frames, molding, locks and hardware; special fronts, lighting, heating, air conditioning, plumbing and other electrical, mechanical and electromotive installation, equipment and fixtures; signs, placards, decorations or advertising media of any type; and interior painting or other treatment of exterior walls) of the Demised Premises in good repair. Landlord, however, shall not be required to make any repairs occasioned by the act or negligence of
Tenant, its agents, employees, subtenants, licensees and concessionaires
(including, but not limited to, roof leaks resulting from Tenant's installation of air conditioning equipment or any other roof penetration or placement). In the event that the Demised Premises should become in need of repairs required to be made by Landlord hereunder, Tenant shall give immediate written notice thereof to Landlord and Landlord shall have a reasonable time after receipt by
Tenant of such written notice in which to make such repairs, promptly commence work on any needed repairs, replacements, or changes as required hereto and thereafter diligently pursue such to completion.

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                                    ARTICLE X

                                   ALTERATIONS

10.1 Tenant shall not make any alterations, additions or improvements to the
Demised Premises without the prior consent of Landlord, which will not be unreasonably withheld, except for the installation of unattached, movable trade fixtures, which may be installed without drilling, cutting or otherwise defacing the Demised Premises. Without limiting the generality of the immediately preceding sentence, any installation or replacement of Tenant's heating or air conditioning equipment must be effected strictly in accordance with Landlord's instructions. All alterations, addition, improvements and fixtures (including, without limitation, all floor coverings and all heating and air conditioning equipment but excluding Tenant's unattached, readily movable furniture and office equipment) which may be made or installed by either party upon the
Demised Premises shall remain upon and be surrendered with the Demised Premises and become the property of Landlord at the termination of this lease.

10.2 All construction work done by Tenant within the Demised Premises shall be performed in a good and workmanlike manner, lien-free in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business in the Flour Mill Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damages resulting from work.

                                   ARTICLE XI

                           LANDLORD'S RIGHT OF ACCESS

11.1 Landlord's Right of Entry. Landlord and its agents shall have the right to enter the Leased Premises at all reasonable hours for the following purposes:
(a) inspecting the general conditions and state of repair of the Leased
Premises, (B) making of repairs to the Leased Premises required or authorized by this Lease, (c) making repairs, alterations, or additions to adjacent premises,
(d) showing the Leased Premises to any current or prospective purchaser, tenant, mortgagee or any other party, or (e) for any other reasonable purpose. During the final 180-day period of the Lease term, landlord and its authorized agents shall have the right to erect on or about the Leased Premises a customary sign advertising the premises for lease. Further, in the event of an emergency
(defined to be any situation in which Landlord reasonably perceives imminent danger or injury to person and/or damage or loss of property), Landlord and its agents shall have the right to enter the Leased Premises at any time without notice.

11.2 Effects of Entry. In any circumstance in which Landlord is permitted under this Lease to enter upon the Leased Premises, or in any circumstance in which
Landlord is otherwise permitted by law to go upon the Leased Premises, no such entry shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of Landlord's obligations under this Lease or render Landlord liable for damages for loss of business or otherwise or entitle Tenant to be relieved from any of Tenant's obligations under this Lease or grant Tenant any right of setoff or recoupment or other remedy.

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                                  ARTICLE XIII

                                    UTILITIES

 13.1 Landlord agrees to cause to be provided to the Flour Mill mains, conduits and other facilities necessary to supply water, gas (if deemed appropriate by
Landlord), electricity, telephone service and sewerage service to the building in which the Demised Premises are located.

13.2 Landlord may, if it so elects, furnish one or more utility services to
Tenant, and in such event Tenant shall purchase the use of such services as are tendered by Landlord, and shall pay with rent for electricity and for water and trash removal. Which shall not exceed the rates which would be charged for the same services if furnished directly by the local public utility companies.
Landlord may at any time discontinue furnishing any such service without obligation to Tenant other than to connect the Demised Premises to the public utility, if any, furnishing such service.

13.3 Unless interruptions are caused by negligence on the part of Landlord,
Landlord shall not be liable for any interruption whatsoever in utility services not furnished by Landlord, nor for interruptions in utility services furnished by Landlord which are due to fire, accident, strike, acts of God or other causes beyond the control of Landlord or which are necessary or useful in connection with making any alterations, repairs or improvements.

                                   ARTICLE XIV

                               INSURANCE COVERAGES

14.1 Landlord shall procure and maintain, with responsible companies qualified to do business in the State of Texas and with an A.M. Best Company rating of A-
or better, throughout the term of this lease a policy or policies of insurance, at its sole cost and expense (but subject to the reimbursement provisions of
Paragraph VI above), causing the Flour Mill to be insured under standard fire and extended coverage insurance and liability insurance with limits in an amount not less than that required by Tenant as set forth in Section 14.2 herein (plus whatever endorsements or special coverage's Landlord in its sole discretion, may consider appropriate)

14.2 Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, causing Tenant's fixtures and contents to be insured under standard fire and extended coverage insurance and, with regard to liability insurance, insuring Tenant and naming the Landlord as an additional insured against all claims, demands or actions arising out of or in connection with Tenant's use or occupancy of the Demised
Premises, or by the condition of the Demised Premises. The limits of Tenant's liability policy or policies shall be in an amount not less than one million dollars ($600,000) per occurrence (and no offset for occurrences on property other than the Demised Premises) and the limits of Tenant's insurance of its fixtures and contents shall be in an amount not less than five hundred thousand dollars ($300,000). All policies shall be written by insurance companies with an
A.M. Best Company rating of A- or better. Tenant shall obtain a written

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obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation of such insurance. Duly executed certificates of insurance shall be promptly delivered to Landlord and renewals thereof as required shall be delivered to Landlord at least fifteen (15) days prior to the expiration of the respective policy terms. If Tenant should fail to comply with the foregoing requirement relating to insurance, Landlord may obtain such insurance and Tenant shall pay to Landlord on demand as additional rental hereunder the premium cost thereof plus interest at the maximum contractual rate
(but in no event to exceed 1 1/2 % per month) from the date of payment by
Landlord until repaid by Tenant. With respect to property insurance and notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right to self-insure.

                                   ARTICLE XV

                WAIVER OF LIABILITY; MUTUAL WAIVER OF SUBROGATION

15.1 Landlord shall not be liable to Tenant or to Tenant's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Tenant, its employees, subtenants, licenses or concessionaires, or of any other person entering the Flour Mill under express or implied invitation of Tenant (with the exception of customers in the Common
Area), or arising out of the use of the Demised Premises by Tenant and the
conduct of its business therein, or arising out of any breach or default by
Tenant in the performance of its obligations under this lease, and Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury.

      15.2 Tenant shall not be liable to Landlord or to Landlord's employees, agents, or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Demised Premises or the Common Area caused by the negligence or misconduct of Landlord, its employees, subtenants, licensees or concessionaires, or of any other person entering the Flour Mill under express or implied invitation of Landlord, or arising out of the use of the Demised Premises by Landlord and the conduct of its business therein, or arising out of any breach or default by Landlord in the performance of its obligations under this lease; and Landlord hereby agrees to indemnify Tenant and hold Tenant harmless from any loss, expense or claims arising out of such damage or injury.

15.3 Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other or to any other party claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by a casualty which is insurable under standard fire and extended coverage insurance. The release specified in this Section 15.3 is cumulative with any releases or exculpations, which may be contained in other provisions of this lease.

15.4 In the event Tenant and Landlord are jointly or concurrently responsible for any damage to person or property, any and all liability resulting there from shall be shared according to the degree of their respective responsibility (as determined by mutual agreement or as established by court order or judgment), including court costs and legal fees incurred in connection with same or the defense thereof.

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                                  ARTICLES XVI

                               DAMAGES BY CASUALTY

16.1 Tenant shall give immediate written notice to the Landlord of any damage caused to the Demised Premises by fire or other casualty.

16.2 In the event that the Demised Premises or the building in which the Demised
Premises is located shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this lease as hereinafter provided, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Demised Premises. In the event that (a) the building in which the
Demised Premises are located is destroyed or substantially damaged by a casualty not covered by Landlord's insurance or (b) such building is destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's insurance, or (c) the holder of a mortgage, deed of trust or other lien on such building at the time of the casualty elects, pursuant to such mortgage, deed of trust or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust or other lien, then Landlord may elect either to terminate this lease or to proceed to rebuild and repair the Demised Premises and the building in which the Demised
Premises is located. Landlord shall give written notice to Tenant of such election within sixty (60) days after the occurrence of such casualty and, if it elects to rebuild and repair, shall proceed to do so with reasonable diligence and at its sole cost and expense.

16.3 Landlord's obligation to rebuild and repair under this Article shall in any event be limited to restoring one of the following (as may be applicable): (a)
if this lease does not include an attached exhibit describing Landlord's initial construction responsibility ("Landlord's Work"), restoring the Demised Premises to substantially the condition in which the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures and equipment installed by Tenant; or (b) restoring Landlord's Work, as described in the applicable exhibit attached to this lease (if such an exhibit is attached), to substantially the same condition in which the same existed prior to the casualty. Tenant agrees that promptly after completion of such work by Landlord,
Tenant will proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant, or, if an exhibit describing
Tenant's Work is attached hereto, all items of Tenant's Work as described in such exhibit, as the case may be.

16.4 Tenant agrees that during any period of reconstruction or repair of the
Demised Premises, it will continue the operation of its business within the
Demised Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the minimum guaranteed rental shall be reduced to such extent as may be fair and reasonable under the circumstances.

16.5 Notwithstanding anything to the contrary contained in this lease, if the damage to the Demised Premises or the building in which the Demised Premise is located occurs when the unexpired portion of the Lease Term as then constituted

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is less than two years or if more than fifty (50) percent of the floor area of the Demised Premises is damaged, Tenant shall have the option to cancel this
Lease.

                                  ARTICLE XVII

                                 EMINENT DOMAIN

17.1 If more than twenty percent (20%) of the floor area of the Demised Premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective on the date physical possession is taken by the condemning authority.

17.2 If less than twenty percent (20%) of the floor area of the Demised Premises should be taken as afore said, this lease shall not terminate; however, the minimum guaranteed rental payable hereunder during the expired portion of this lease shall be reduced in proportion to the area taken, effective on the date physical possession is taken by the condemning authority. Following such partial taking, Landlord shall make all necessary repairs or alterations to the remaining premises or, if an exhibit describing Landlord's Work is attached to this lease, all necessary repairs within the scope of Landlord's work as described in such exhibit, as the case may be, required to make the remaining portions of the Demised Premises an architectural whole.

17.3 If any part of the Common Area should be taken as aforesaid, this lease shall not terminate, nor shall the rent payable hereunder be reduced, except that either Landlord or Tenant may terminate this lease if the area of the
Common Area remaining following such taking plus any additional parking area provided by Landlord in adjacent to the Flour Mill shall be less than eighty percent (80%) of the area of the Common Area immediately prior to the taking.
Any election to terminate this lease in accordance with this provision shall be evidenced by written notice of termination delivered to the other party within thirty (30) days after date physical possession is taken by condemning authority.

17.4 All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Demised Premises or Common Area shall be the property of
Landlord, and Tenant hereby assigns its interest in any such award to Landlord;
provided, however, Landlord shall have no Interest in any award made to Tenant for Tenant's moving and relocation expenses or for the loss of Tenant's fixtures and other tangible personal property if a separate award for such items is made to Tenant.

                                  ARTICLE XVIII

                            ASSIGNMENT AND SUBLETTING

18.1 Tenant shall not assign or in any manner transfer this lease or any estate or interest therein, or sublet the Demised Premises or any part thereof, or grant any license, concession or other right of occupancy of any portion of the
Demised Premises without the prior written consent of Landlord. Tenant shall notify Landlord in writing and shall state the name of the proposed assignee, sublessee or other transferee and the terms of the proposed assignment, sublease or transfer. Tenant shall also provide financial information and state the

                                       11
nature and character of the business of the proposed assignee, sublessee or transferee. Landlord shall have the option to retake possession of the Premises and terminate this Lease as of the date on which the proposed assignment, sublease or other transfer was to become effective. Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, and Tenant shall not sublet the Premises in whole or in part or grant any other right of occupancy of any portion of the Premises, without the prior written consent of
Landlord. Any such assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of the Landlord, be deemed a breach of this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this paragraph except as to the specific instance covered thereby. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its obligations under this Lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings).

18.2 Notwithstanding any assignment or subletting, Tenant and any guarantor of
Tenant's obligations under this lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under this lease (even if future assignments and sublettings occur subsequent to the assignment or subletting by
Tenant, and regardless of whether or not Tenant's approval has been obtained for such future assignments and sublettings). Moreover, in the event that the rental due and payable by a sublessee (or a combination of the rental payable under such sublease plus any bonus or other consideration thereof or incident thereto)
exceeds the rent payable to Tenant by the assignee, licensee or other transferee exceeds the rental payable under the lease, then Tenant shall be bound and obligated to pay Landlord all such excess rental and other excess consideration within ten (10) days following receipt thereof by Tenant from such sublessee, assignee, licensee or other transferee, as the case may be. Finally, in the event of an assignment or subletting, it is understood and agreed that all rentals paid to Tenant by an assignee or sublessee shall be received by Tenant in trust for Landlord, to be forwarded immediately to Landlord without offset or reduction of any kind; and upon election by Landlord such rentals shall be paid directly to Landlord as specified in Section 4.2 of this lease (to be applied as a credit and offset to Tenant's rental obligation).

18.3 In the event of the transfer and assignment by Landlord of its interest in this lease and in the building (containing the Demised Premises to a person expressly assuming Landlord's obligations under this lease), Landlord shall thereby be released from any further obligations hereunder, and Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by
Landlord to such successor in interest and Landlord shall thereby be discharged of any further obligation relating thereto.

                                       12
                                   ARTICLE XIX

                      SUBORDINATION; ATTORNMENT; ESTOPPELS

19.1 Subordination. Tenant accepts this Lease subject and subordinate to any ground lease, mortgage, deed of trust or other lien presently existing or hereafter placed upon the Leased Premises or upon the Flour Mill or any part thereof, and to any renewals, modifications, extensions and refinancings thereof. Tenant agrees that any such ground lessor, mortgagee and /or beneficiary of any deed of trust or other lien ("Landlord's Mortgagee") and
Landlord shall have the right at any time to subordinate such ground lease, mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such Landlord's Mortgagee may deem appropriate in its discretion. Upon demand, Tenant agrees to execute such further instruments subordinating this Lease as Landlord may request, in form reasonably satisfactory to Landlord's Mortgagee, provided such subordination shall be upon the express condition that this Lease shall be recognized by Landlord's
Mortgagee and that the right of Tenant shall remain in full force and effect during the Lease Term so long as Tenant shall continue to perform all of the covenants and conditions of this Lease. Upon foreclosure of the Flour Mill or upon acceptance of a deed in lieu of such foreclosure, Tenant agrees to attorn to the new owner of the Flour Mill after such foreclosure or acceptance of a deed in lieu of foreclosure, if so requested by such new owner of the Flour
Mill.

19.2 Estoppel Certificate. Tenant agrees that Tenant shall from time to time upon request by Landlord execute and deliver to Landlord a statement in recordable form certifying (a) that the Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as so modified), (b) the dates to which Rent has been paid, and (c)
that landlord is not in default under this Lease (or, if Landlord is in default, specifying the nature of such default). Tenant further agrees that Tenant shall from time to time upon request by Landlord execute and deliver to Landlord an instrument in recordable form acknowledging Tenant's receipt of any notice of assignment of this Lease by Landlord.

                                   ARTICLE XX

                              DEFAULT AND REMEDIES

20.1 The following events shall be deemed to be events of default by Tenant under this lease:

(a) Tenant shall fail to pay any installment of rental or any other obligation under this lease involving the payment of money and such failure shall continue for a period of five (5) days after the receipt of written notice to Tenant from
Landlord; provided, however, that for each calendar year during which Landlord has already given Tenant three written notices of the failure to pay an installment of rental, no further notice shall be required (i.e. the event of default will automatically occur on the tenth day after the date upon which the rental was due.

(b) Tenant shall fail to comply with any provision of this lease, other than as described in subsection (a) above, and either shall not cure such failure within thirty (30) days after receipt of written notice thereof to Tenant from

                                       13
Landlord, or if such default cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such default within such
30 days after receipt of notice thereof from Landlord and to complete such cure within a reasonable time thereafter,

(c) Tenant or any guarantor of Tenant's obligations under this lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(d) Tenant or any guarantor of Tenant's obligations under this lease shall file a petition under any section or chapter of the federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations under this lease shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations under this lease there under, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

(e) A receiver or Trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligation under this lease.

(f) Tenant shall do or permit to be done anything which creates a lien upon the
Demised Premises or upon all or any part of the Flour Mill; provided that Tenant shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Demised Premises by reason of non-payment thereof or shall comply with such statutory procedures as may be available to release the lien, and provided further that, on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

20.2 Upon the occurrence of any such events of default, Landlord shall have the option to pursue any one or more of the following remedies:

(a) Upon three (3) days written notice, Tenant shall be obliged to reimburse
Landlord for the damages suffered by Landlord as a result of the event of default, plus Interest on such amount at the maximum contractual rate which could legally be charged in the event of a loan of such amount to Tenant and
Landlord may pursue a monetary recovery from Tenant.

In this regard, and without limiting the generality of the immediately preceding sentence, except in the event of an act of God or force majeure, it is agreed that if Tenant fails to install a sign on the front of the Demised Premises within thirty (30) days after the Commencement Date of this lease, or if Tenant fails to open for business as required in this lease, then Landlord at its option may seek monetary recovery for the loss of Tenant's anticipated contribution to commerce within the Flour Mill; moreover, Landlord and Tenant further agree that inasmuch as the exact amount of damages would be difficult to determine, liquidated damages will be due monthly (i) in an amount equal to fifteen percent (15%) of the minimum guaranteed rental payable for that month
(i.e., Tenant will pay minimum guaranteed rental equal to one hundred fifteen percent (115%) of the amount specified in Section 1.1(m) and Section 4.1 of this

                                       14
lease) if Tenant opens for business but fails to install a sign and (ii) in an amount equal to twenty-five percent (25%) of the monthly guaranteed rental payable for the month if Tenant fails to open for business as required in this lease (including, but not limited to, failing to comply with the requirements of
Section 8.1 of this lease).

(b) Upon three (3) days written notice, Landlord may take any one or more of the actions permissible at law to insure performance by Tenant of Tenant's covenants and obligations under this lease. In this regard, and without limiting the generality of the immediately preceding sentence, it is agreed that if Tenant fails to open for business as required in this lease, Landlord may enter upon and take possession of such premises. In order to protect them from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this lease; and, Landlord shall make reasonable efforts to relet the Demised Premises. Such action by Landlord shall not be deemed as an acceptance of Tenant's surrender of the Demised Premises unless Landlord expressly notifies Tenant of such acceptance in writing pursuant to this subsection (b), Tenant hereby acknowledging that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agreeing to pay to
Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this lease and that actually collected by Landlord. It is further agreed in this regard that in the event of any default described in subsection (b) of Section 20.1 of this lease, Landlord shall have the right to enter upon the Demised Premises by force if necessary without being liable for prosecution or any claim for damages therefore, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse
Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action. Finally, it is agreed that in the event of any default described in subsection (g) of Section 20.1 of this lease, Landlord may pay or bond around such lien, whether or not contested by Tenant; and in such event Tenant agrees to reimburse Landlord on demand for all costs and expenses incurred in connection with any such action, with Tenant further agreeing that Landlord shall in no event be liable for any damages or claims resulting from such action.

(c) Upon ten (10) days written notice, Landlord may terminate this lease by written notice to Tenant, in which event Tenant shall immediately surrender the
Demised Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent (including any late charge or interest which may have accrued pursuant to Section 4.4 of this lease), enter upon and take possession of the
Demised Premises and expel or remove Tenant and any other person who may be occupying said premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages thereof Tenant hereby waives any statutory requirement of prior written notice for filing eviction or damage suits for nonpayment of rent. In addition, Tenant agrees to pay to
Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of any termination affected pursuant to this subsection (c), said loss and damage to be determined by either of the following alternative measures of damages:

(i) Until Landlord is able, through reasonable efforts, the nature of which efforts shall be at the sole discretion of Landlord, to relet the Demised
Premises under terms satisfactory to Landlord, in its sole discretion, Tenant shall pay to Landlord on or before the first day of each calendar month, the

                                       15
monthly rentals and other charges provided in this lease. If and after the
Demised Premises have been relet by Landlord, Tenant shall pay to Landlord on the 20th day of each calendar month the difference between the monthly rentals and other charges provided in this lease of such calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect any deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way that right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this lease, shall be credited to Tenant in reduction of
Tenant's liability for any calendar month for which the amount collected by
Landlord will be less than the monthly rentals and other charges provided in this lease; but Tenant shall have no right to such excess other than the above described credit.

(ii) When Landlord desires, Landlord may demand a final settlement. Upon demand for a final settlement, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between the total of all monthly rentals and other charges provided in this lease for the remainder of the term and the reasonable rental value of the Demised Premises for such period, such difference to be discounted to present value at a rate equal to six percent (6%) per annum). If
Landlord elects to exercise the remedy prescribed in subsection 20.2(b) above, this election shall in no way prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in subsection 20.2(c)
above, provided that at the time of such cancellation Tenant is still in default. Similarly, if Landlord elects to compute damages in the manner prescribed by subsection 20.2(c), (i) above, this election shall in no way prejudice Landlord's right at any time thereafter to demand a final settlement in accordance with subsection 20.2(c)(ii) above. Pursuit of any of the above remedies shall not preclude pursuit of any other remedies prescribed in other sections of this lease and any other remedies provided by law. Forbearance by
Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default

20.3 It is further agreed that, in addition to payments required by subsections
20.2(b) and 20.2(c) above, Tenant shall compensate Landlord for all expenses incurred by Landlord in repossession (including, among other expenses, any increase in insurance premiums caused by the vacancy of the Demised Premises), all expenses incurred by Landlord in reletting (including, among other expenses, repairs, remodeling, replacements, advertisements and brokerage fees), all concessions granted to a new tenant upon reletting, all losses incurred by
Landlord as a direct or indirect result of Tenant's default (including, among other losses, any adverse reaction by Landlord's mortgagee or by other tenants or potential tenants of the Flour Mill) and a reasonable allowance for
Landlord's administrative efforts salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.

20.4 Landlord may restrain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of proving the inadequacy of any legal remedy or irreparable harm. The remedies of
Landlord hereunder shall be deemed cumulative and not exclusive of each other.

                                       16
20.5 In the event that any one or more provisions of this Article XX authorize
Landlord to enter the Demised Premises, Landlord is entitled and is hereby authorized, without any notice to Tenant, to enter upon the Demised Premises by use of a duplicate key, a master key, a locksmith's entry procedures or any other means not involving personal confrontation, and to alter or change the door locks on all entry doors of the Demised Premises, thereby permanently excluding Tenant. In such event, Landlord shall be obligated to place any written notice on the Demised Premises explaining Landlord's action; moreover, if a reason for Landlord's action is the failure of Tenant to pay any one or more rentals when due pursuant to this lease, Landlord shall not be required to provide the new key (if any) to Tenant until and unless all rental defaults of
Tenant have been fully cured.

20.6 Tenant acknowledges its obligation to deposit with Landlord the sum stated
in Section 1.1 (q) above, to be held by Landlord without interest as security for the performance by Tenant of Tenant's covenants and obligations under this lease. Tenant agrees that such deposit may be co-mingled with Landlord's other funds and is not an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any event of default by
Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rentals and any other damage, injury, expense or liability caused to Landlord by such event of default, and Tenant shall pay to
Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not then in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant upon termination of this lease (subject to provisions of Section 20.3 above).

20.7 Tenant Remedies for Landlord Default. Tenant hereby agrees that Tenant's remedies for default hereunder and for breach of any promise or inducement shall be limited solely to a suit for direct and proximate damages and for no other damages of any kind or character. Tenant expressly contracts, waives and releases Landlord for any consequential, punitive, exemplary or other damages as may be allowed by law.

                                   ARTICLE XXI

                    LANDLORD'S CONTRACTUAL SECURITY INTEREST

21.1 In addition to the statutory Landlord's lien, Landlord shall have at all times a valid security interest in secure payment of all rentals and other sums of money becoming due hereunder from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach of Tenant of any covenant, agreement or condition contained herein, upon all goods, wares, equipment, fixtures, furniture, improvements and other personal property of
Tenant presently, or which may hereafter be, situated on the Demised Premises, and all proceeds there from, and such property shall not be removed without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements, and conditions hereof have been fully complied with and performed by Tenant. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Demised Premises and take

                                       17
possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Demised
Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time alter which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other matter of giving
Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this lease at least ten (10)
days before the time of sale. Any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held in the above-described Demised Premises or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the country in which the property is located, for ten
(10) consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to
Tenant or as otherwise required by law; the Tenant shall pay any deficiencies forthwith.

                                  ARTICLE XXII

                                  HOLDING OVER

22.1 Tenant will advise Landlord by written notice no later than sixty (60) days prior to the expiration of the Lease Term agreement regarding Tenant's intention to move out or to make a request of the Landlord for a new Lease.

22.1 In the event Tenant remains In possession of the Demised Premises after the expiration of this lease and without the execution of a new lease, it shall be deemed to be occupying said premises as a tenant from month to month at a rental equal to the rental (including any percentage rental) herein provided plus twenty-five percent (25%) of such amount otherwise subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to month-to-month tenancy.

                                  ARTICLE XXIII

                                     NOTICES

23.1 Wherever any notice is required or permitted hereunder, such notice shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered when actually received by the designated addressee. If a properly mailed notice is delivered to the place to which it is properly addressed and is refused, the notice shall be effective when delivered nevertheless. Notices given under this Lease shall be valid only if they are in writing and properly mailed. A notice shall be properly mailed only if it is mailed in the United States mail, postage prepaid, certified mail, return receipt requested or when transmitted by special courier of express mail,

                                       18
addressed to the parties hereto at the respective addresses set out in Section
1.1 above, or at such other addresses as they have theretofore specified by written notice.

23.2 If and when included within the term "Landlord" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Landlord. If and when included within the term "Tenant" as used in this instrument there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such notice specifying some individual at some specific address for the receipt of notices and payments to the Tenant. All parties included within the terms "Landlord" and
"Tenant", respectively, shall be bound by notices and payments given in accordance with the provisions of this Article to the same effect as if each had received such notice or payment.

                                  ARTICLE XXIV

                                   REGULATIONS

24.1 Landlord and Tenant acknowledge that there are in effect federal, state, county and municipal laws, orders, rules, directives and regulations
(collectively referred to hereinafter as the "Regulations") and that additional
Regulations may hereafter be enacted or go into effect, relating to or affecting the Demised Premises or the Flour Mill, and concerning the impact on the environment of construction, land use, maintenance and operation of structures, toxic or otherwise hazardous substances, and conduct of business. Subject to the express rights granted to Tenant under the terms of this lease, Tenant will not cause, or permit to be caused, any act or practice, by negligence, omission or otherwise, that would adversely affect the environment, or do anything or permit anything to be done that would violate any of said laws, regulations or guidelines. Moreover, Tenant shall have no claim against Landlord by reason of any changes Landlord may make in the Demised Premises pursuant to said
Regulations or any charges imposed upon Tenant, Tenant's customers or other invitees pursuant to same.

                                   ARTICLE XXV

                            ENVIRONMENTAL COMPLIANCE

25.1 Tenant agrees that (a) no activity will be conducted on the Leased Premises or any other portion of the Center that will produce any Hazardous Substance;
(b) neither the Leased Premises nor any other portion of the Mill will be used in any manner for the storage of any Hazardous Substances (other than materials customarily used in operating office equipment and for cleaning in amounts reasonably necessary for such use); (c) no portion of the Leased Premises or the
Mill will be used as a landfill or a dump for disposal of Hazardous Substances;
(d) Tenant will not install any underground tanks of any type; (e) Tenant will not cause (or permit any employee, contractor or other person acting on behalf of Tenant to cause) any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (f) Tenant will not permit any Hazardous Substances to be brought onto or released on the Leased Premises or any other portion of the Mill except with the prior written consent of Landlord (such Hazardous Substances as to which Landlord has given such consent and materials customarily used in

                                       19
operating office equipment and for cleaning in amounts reasonably necessary for such use are referred to as "Permitted Hazardous Substances"); (g) Tenant will use and store Permitted Hazardous Substances only in compliance with
Environmental Laws, and if any Permitted Hazardous Substance is brought or released on the Leased Premises or any other portion of the Mill in violation of any Environmental Law, then Tenant shall immediately cause the same to be removed with the disposal thereof and all required cleanup procedures to be diligently undertaken pursuant to and in strict full compliance with all
Environmental Laws; (h) upon receipt by Tenant or any employee or agent of
Tenant of any notice from any Governmental Authority asserting that any violation of any Environmental Law has or may have occurred, Tenant shall immediately deliver to Landlord a true and correct copy of such notice, together with any correspondence to or from such Governmental Authority in respect of any such violation or potential violation, and shall comply with any requirement or directive of such Governmental Authority with respect to the remediation and/or removal of any Hazardous Substances; and (i) if at any time prior to the expiration or termination of the Lease Term, Tenant (or any employee, agent, contractor or other person acting on behalf of Tenant) has caused or permitted any Hazardous Substances to be brought into or released on the Leased Premises or any other portion of the Mill, then Tenant shall at its sole cost and expense cause the same to be fully removed (prior to the expiration or earlier termination of the Lease Term, if possible), with the disposal thereof and all required cleanup procedures to be diligently undertaken in accordance with the highest then prevailing standards for such removal and cleanup pursuant to and in strict full compliance with all Environmental Laws.

Landlord or Landlord's representative shall have the right but not the obligation to enter the Leased Premises for the purpose of inspecting the Leased
Premises for compliance with all Environmental Laws and/or remedying any lack of compliance therewith. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of Tenant's failure to comply with this section and/or the presence of Hazardous Substances introduced by Tenant (or any employee, agent, independent contractor or other person acting on Tenant's behalf) in or on the Leased Premises or any other portion of the
Mill. As used herein, (a) the term "Environmental Law" means any Governmental
Requirement relating to pollution or protection of the environment, and (b) the term "Hazardous Substances" means pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal and/or remediation of which is required or the use of which is regulated, restricted, prohibited or penalized by any Environmental Law. Such indemnification and the responsibilities of
Tenant under this section shall survive the expiration or termination of this
Lease.

                                  ARTICLE XXVI

                                  MISCELLANEOUS

26.1 Nothing in this lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any

                                       20
other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

26.2 Except to the extent of its liability insurance, the liability of Landlord to Tenant for any default by Landlord under the terms of this lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the
Flour Mill; and, Landlord shall not be personally liable for any deficiency.
Landlord shall never, under any circumstances be personally liable to account to
Tenant for any security deposit under this lease. This clause shall not be deemed to limit or deny any remedies which Tenant may have pursuant to the Texas
Property Code.

26.3 One or more waivers of any covenant, term or condition of this lease by either party shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act.

26.4 In the event Tenant causes Landlord to seek Legal representation regarding the nonperformance of conditions of this Lease, Tenant agrees to pay all court costs and attorney's fees.

26.5 If any provision of this lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this lease shall not be affected thereby.

26.6 If this lease is in fact a sublease, Tenant accepts this lease subject to all of the terms and conditions of the underlying lease under which Landlord holds the Flour Mill as lessee, Tenant covenants that it will do no act or thing which would constitute a violation by landlord of his obligation under such underlying lease; provided, however that Tenant's agreement in this regard is premised on landlord's assurances to the effect that the terms of this lease do not violate such underlying lease.

26.7 The laws of the State of Texas shall govern the interpretation, validity, performance and enforcement of this lease. Venue for any action under this lease shall be the county in which rentals are due pursuant to Section 4.2 and Section
1.1 of this lease.

26.8 The captions used here are for convenience only and do not limit or amplify the provisions hereof.

26.9 Whenever herein the singular number is used, the same shall include the plural, and words of any gender shall include each other gender.

26.10 The terms, provisions and covenants contained in this lease shall apply to, inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors in interest and legal representatives except as otherwise herein expressly provided.

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
26.11 This lease contains the entire agreement between the parties, and no rights are created in favor of party other than as specified or expressly contemplated in this lease. No brochure, rendering information or correspondence shall be deemed to be a part of this agreement unless specifically incorporated herein by reference. In addition, no agreement shall be effective to change, modify or terminate this lease in whole or in part unless such is in writing and duly signed by the party against whom enforcement of such change, modification or termination is sought.

26.12 Upon the written request of the Landlord, Tenant agrees to execute, acknowledge and deliver to the other party a "short form" lease in recordable form.

26.13 Whenever a period of time is herein prescribed for action to be taken by either party, neither party shall be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of the party.

26.14 Tenant agrees that it will from time to time, upon request by Landlord, execute and deliver to Landlord a statement in recordable form certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as so modified.)

EXECUTED as of the latest date accompanying a signature by Landlord or Tenant below:

TENANT:                                          LANDLORD: McKinney Flour Mill

By: ___________________________                  By: ___________________________

Title: ________________________                  Date of Signature:_____________

Date of Signature: ____________

By: ___________________________

Title:_________________________

Date of Signature:_____________

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